UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2010

PURAMED BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	00-52771 (Commission File Number)	20-5510104 (IRS Employer Identification No.)

1326 Schofield Avenue
Schofield, WI 54476
       (Address of principal executive offices)

(715) 359-6373
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statement

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement

On February 2, 2010, we entered into a Private Equity Credit Agreement (the “Equity Credit Agreement”) with Southridge Partners II, LP (the “Investor”), a limited partnership organized and existing under the laws of the State of Delaware.

Pursuant to this Equity Credit Agreement, the Investor shall commit to purchase up to Seven Million Five Hundred Thousand Dollars ($7,500,000) of our common stock over the course of 24 months commencing the effective date of the initial Registration Statement (as defined below) covering the Registrable Securities (as defined below) pursuant to the Equity Credit Agreement. The put option price is 92% of the average of two lowest closing bid price (the “Bid Price”) of any two applicable trading days, consecutive or inconsecutive, during the five (5) trading day period (the “Valuation Period”) commencing the date a put notice (the “Put Notice”) is delivered to the Investor (the “Put Date”) in a manner provided by the Equity Credit Agreement.

In addition, pursuant to the Equity Credit Agreement, in each Put Notice, we are required to specify a minimum stock price which in no event shall be less than 80% of the average of the Bid Price during the three (3) trading day period commencing the Put Date (the “Floor Price”). In the event the Bid Price decreases below the Floor Price during the Valuation Period, the Investor shall be under no obligation to fund one-fifth of the put amount on the Put Notice for each such trading day, and the put amount on the Put Notice shall be adjusted accordingly.

Furthermore, subject to the terms and conditions of the Equity Credit Agreement, at any time or from time to time after the effectiveness of the Registration Statement, we can notify the Investor in writing of the existence of a potential material event based upon the good faith determination of our board of directors (the “Blackout Notice”), and the Investor shall not offer or sell any Registrable Securities, or engage in any transaction involving or relating to the Registratble Securities from the time the Blackout Notice was provided to the Investor until the Investor receives our written notice that such potential material event has either been disclosed to the public or no longer constitutes a potential material event. If we deliver a Blackout Notice within fifteen trading days commencing the sixth (6th) day following a Put Date (the “Closing Date”), and the Bid Price immediately preceding the applicable Blackout Period (the “Old Bid Price”) is greater than the Bid price on the first trading day immediately following  such Blackout Period (the “New Bid Price”), then we are obligated to issue to the Investor a number of additional common shares (the “Blackout Shares”) equal to the difference between (i) the product of (X) the shares that were issued to the Investor on the most recent Closing Date and held by the Investor immediately prior to the Blackout Period (the “Remaining Put Shares”), multiplied by (Y) the Old Bid Price, and divided by (Z) the New Bid Price, and (ii) the Remaining Put Shares.

The “Registrable Securities” include the Put Shares, any Blackout Shares and any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

We are obligated to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC’) to cover the Registrable Securities no later than thirty (30) days after the execution of the Equity Credit Agreement. The amount of the Registrable Securities required to be included in the initial Registration Statement shall be no less than 100% of the maximum amount of common stock permitted by the SEC to be included in a Registration Statement pursuant to Rule 415 (the “Rule 415 Amount”) promulgated under the Securities Act of 1933, as amended (the “Act”), and shall file additional Registration Statement(s) to register additional Rule 415 Amounts until all the Registrable Securities are registered.

In connection with the Equity Credit Agreement, the Company paid (i) the Investor a due diligence fee of $5,000 and (ii) Southridge Investment Group an advisory fee of $7,500.

Copies of the Equity Credit Agreement, and the Registration Rights Agreement are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are hereby incorporated by reference. All references to the Equity Credit Agreement, and the Registration Rights Agreement to this Current Report are qualified, in their entirety, by the full text of such exhibits.

Item 3.02    Unregistered Sales of Equity Securities

See Item 1.01 above.

In addition, the Company is relying on an exemption from the registration requirements of the Act for the private placement of our securities under the Equity Credit Agreement pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder. The transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer and the Investor has access to information about us and its investment.

 Item 9.01   Financial Statement and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Private Equity Credit Agreement by and between PuraMed BioScience, Inc. and Southridge Partners II, LP effective February 1, 2010.

10.2	Registration Rights Agreement by and between PuraMed BioScience, Inc. and Southridge Partners II, LP effective February 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURAMED BIOSCIENCE, INC.

February 8, 2010	By:	/s/ Russell W. Mitchell
Russell W. Mitchell
Chief Executive Officer